SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2011

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On February 1, 2011, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”) issued a Press Release announcing the results of operations for the quarter ending December 31, 2010 (the “Press Release”). The Press Release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

The Corporation has posted to its website an updated slide presentation which is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

Also, attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference is the script for the Corporation’s February 2, 2011 earnings conference call.

The information in this Current Report on Form 8-K, including the exhibits attached hereto and incorporated by reference into Items 2.02 and 7.01 hereof, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d)	99.1 — Press release announcing the results of operations for the quarter ending December 31, 2010.
99.2	— Updated slide presentation
99.3	— Script for February 2, 2011 earnings conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/S/ FREDERICK C. PETERS II
Frederick C. Peters II, President and Chief Executive Officer

Date: February 1, 2011

EXHIBIT INDEX

Exhibit 99.1 Press release dated February 1, 2011

Exhibit 99.2 — Updated slide presentation

Exhibit 99.3 — Script for February 2, 2011 earnings conference call

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